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                                   EXHIBIT 1

                             UNDERWRITING AGREEMENT






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                            IRT PROPERTY COMPANY

                            7.45% Notes due 2001

                           Underwriting Agreement

                                                                  March 21, 1996

ALEX. BROWN & SONS INCORPORATED
135 East Baltimore Street
Baltimore, Maryland 21202

Dear Sirs:

     IRT Property Company, a Georgia corporation (the "Company"), proposes to issue and sell to Alex. Brown & Sons Incorporated (the "Underwriter"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee").

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain debt securities and common stock (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form included in the Registration Statement at the time it was declared effective is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any prelimi-



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nary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

     The Company hereby agrees with the Underwriter as follows:

     1. The Company agrees to issue and sell the Securities to the Underwriter as hereinafter provided, and the Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the principal amount of Securities set forth in Schedule I hereto at the purchase price set forth in
Schedule I hereto plus accrued interest, if any, from the date specified in
Schedule I hereto to the date of payment and delivery.

     2. The Company understands that the Underwriter intends (i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

     3. Payment for the Securities shall be made to the Company or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as the Underwriter and the Company may agree in writing). Such payment will be made upon delivery to the Underwriter of the Securities registered in such names and in such denominations as the Underwriter shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriter duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City or in Atlanta, Georgia. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The Securities will be delivered through book-entry facilities of The Depository Trust Company ("DTC"). The certificate or certificates for the Securities will be made available for inspection and packaging by the Underwriter by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as the Underwriter, DTC and the Company shall agree.

     4. The Company represents and warrants to the Underwriter that:

     (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented), comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and


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any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein;

     (b) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (c) the historical financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; the financial statements with respect to the properties acquired or to be acquired by the Company and its consolidated subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement or the Prospectus, present fairly the financial position and the results of operations of such properties at the indicated dates and for the indicated periods; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information required to be stated therein; the summary financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in all material respects in accordance with the applicable requirements of the Securities


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Act and the Exchange Act, as applicable; and the assumptions used in preparing such pro forma information are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Company and the Subsidiaries (as defined below);

     (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (other than in the ordinary course of business) material to the Company and its Subsidiaries, taken as a whole;

     (e) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate or other) to own or lease its properties and conduct its business as presently conducted and as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not (1) have a material adverse effect on the condition, financial or otherwise, the earnings, business affairs, prospects, properties, shareholders' equity or results of operations of the Company and its consolidated Subsidiaries, taken as a whole, (2) adversely affect the issuance, validity, or enforceability of the Securities or the enforceability of the Indenture or (3) adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect");

     (f) except for investments in its Subsidiaries or in securities or partnership or joint venture interests as described in the Registration Statement or Prospectus, the Company has no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust or other entity; each of the Company's subsidiaries (within the meaning of Regulation S-X under the Securities Act) is identified on Schedule II hereto (the "Subsidiaries") and has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of their states of organization, with power and authority (corporate or other) to own or lease its properties and conduct its business as presently conducted and as described in the Prospectus, and has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; except


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for investments in securities as described in the Registration Statement or
Prospectus, the Subsidiaries have no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust or other entity; and all of the outstanding shares of capital stock or partnership interests of each Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly through another Subsidiary, free and clear of all liens, encumbrances, security interests and claims;

     (g) this Agreement and the Indenture have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligations of the Company enforceable in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by applicable law;

     (h) the Securities have been duly authorized, and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture enforceable against the Company in accordance with their terms; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms; and the Securities and the Indenture will conform to the statements relating thereto contained in the Prospectus;

     (i) neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under (1) their respective Articles of Incorporation or By-Laws or (2) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument or obligation to which the Company or any of its Subsidiaries is a party or by which they or any of their properties are bound, except, with respect to this clause (2), for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act, the Trust Inden-


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ture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriter;

     (j) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and the descriptions of the terms of all such contracts and documents contained or incorporated by reference in the Registration Statement or Prospectus are complete and correct in all material respects;

     (k) the Company's authorized, issued and outstanding capitalization is set forth in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

     (l) the Company and its Subsidiaries have good and marketable title in fee simple to all real property described in the Prospectus as owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries and described in the Prospectus are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries;

     (m) the Company has filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith;

     (n) Arthur Andersen LLP, who have reported upon the audited financial statements of the Company and its consolidated subsidiaries as of December 31, 1995 and 1994 and for the years in the three-year period ended December 31, 1995 included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act;

     (o) with respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification


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as a real estate investment trust under Sections 856 through 860 of the
Internal Revenue Code, as amended, and the Company's present and contemplated operations, assets and income continue to meet such requirements; and the Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (p) the conditions for the use of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for transactions contemplated herein;

     (q) each of the Company and its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain such licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make such declarations and filings, would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Company or any of its Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and each of its Subsidiaries are in compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws or regulations would not, individually or in the aggregate, have a Material Adverse Effect;

     (r) except as disclosed in the Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business, (iii) are in compliance with all terms and conditions of any such permit, license or approval and (iv) have no knowledge of the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by them, or of any unlawful spills, releases, discharges or disposal of such Hazardous Materials that have occurred or are presently occurring from such properties as a result of any construction on or operation and use of such properties, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals or unlawful presence of Hazardous Materials or occurrence would not, singly or in the aggregate, have a Material Adverse Effect;


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     (s) the mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible and neither the Company nor any of its respective Subsidiaries holds a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of its Subsidiaries;

     (t) subsequent to the respective dates as of which information is given in the Prospectus, (i) the Company has not purchased any of its outstanding shares of common stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of common stock other than regular periodic dividends; and (ii) there has not been any material change in the shares of common stock, short-term debt or long-term debt of the Company, except as described in or contemplated by the Prospectus;

     (u) the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities, and the Company has not distributed and has agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus or other material permitted by the Securities Act; and

     (v) to the best of the Company's knowledge, the Company does no business with any person or affiliate located in Cuba within the meaning of Florida Rule 3E- 900.001.

     5. The Company covenants and agrees with the Underwriter as follows:

     (a) to file the Prospectus in a form approved by the Underwriter pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities;

     (b) to deliver to the Underwriter and counsel for the Underwriter, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to the Underwriter as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriter may reasonably request, when filed with the Commission;

     (c) from the date hereof and prior to the Closing Date, to furnish to the Underwriter a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for the Underwriter's review, and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects;

     (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connec-


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tion with the offering or sale of the Securities, and during such same period, to advise the Underwriter and counsel for the Underwriter promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

     (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriter a prospectus relating to the Securities is required by law to be delivered in connection with sales by the Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Securities may have been sold by the Underwriter on behalf of the Underwriter and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing at the time that the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

     (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriter) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriter may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

     (g) to make generally available to its security holders and to the Underwriter as soon as practicable but not later than 17 months after the effective date of the Registration Statement (as defined in Rule 158(c) promulgated under the Securities Act) an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

     (h) so long as the Securities are outstanding, to furnish to the Underwriter copies of all reports or other communications (financial or other) furnished to holders of Securities, and


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copies of any reports and financial statements furnished to or filed with the
Commission or any national securities exchange;

     (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without the Underwriter's prior written consent;

     (j) to use the net proceeds of the offering of the Securities in the manner specified in the Prospectus under "Use of Proceeds";

     (k) for a period of three years from the Closing Date, not to be or become an open-end investment trust, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act;

     (l) to the best of its knowledge, the Company has complied and will endeavor to comply with all provisions of Florida H.B. 1771, Section 1, para. 17,130 of the Florida Securities and Investor Act, and all regulations thereunder relating to issuers doing business with Cuba;

     (m) to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriter may designate (including fees of counsel for the Underwriter and its disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc.,
(vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Underwriter and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vii) payable to rating agencies in connection with the rating of the Securities.

     6. The several obligations of the Underwriter hereunder shall be subject to the following conditions:

     (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;


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


     (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the satisfaction of the Underwriter;

     (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

     (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

     (e) the Underwriter shall have received on and as of the Closing Date a certificate of the Chairman or President of the Company and the Chief Financial or Accounting Officer of the Company satisfactory to the Underwriter to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement.

     (f) Alston & Bird, counsel for the Company, shall have furnished to the Underwriter its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

           (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

           (ii) other than as set forth or contemplated in the Prospectus, to the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject which, if determined adversely to the Company or its Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

           (iii) this Agreement has been duly authorized, executed and delivered by the Company;

           (iv) the Securities have been duly authorized and executed by the Company and when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by
      (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and
      (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

           (v) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

           (vi) the Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus;

           (vii) the Company's authorized, issued and outstanding shares of capital stock is as set forth under the caption "Capitalization" in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

           (viii) the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties;

           (ix) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

           (x) the statements (A) contained in the Prospectus under the captions "Description of Notes," "Description of Debt Securities," and "Certain Federal Income Tax Considerations to the Company of its REIT Election," (B) incorporated by reference in the Prospectus from Item 3 of
      Part 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as amended, and contained in the Registration Statement in item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings;

           (xi) the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code, as amended, for the fiscal years ended December 31, 1990 through December 31, 1995, and the Company's present method of operation, diversity of stock ownership and its assets and contemplated income are such that the Company is in a position under present law to so qualify for the fiscal year ending December 31, 1996 and in future years; and the Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act;

           (xii) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceeding therefor initiated or threatened by the Commission;

           (xiii) such counsel (A) is of the opinion that each document incorporated by reference in the Registration Statement and the Prospectus (except for the historical and pro forma financial statements included therein as to which such counsel need express no opinion) complied as to form in all material respects with the Exchange Act when filed with the Commission, (B) believes that (except for the historical and pro forma financial statements included therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, (C) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the historical and pro forma financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and (D) believes that (except for the historical and pro forma financial statements included therein as to which such counsel need express no belief) the Registration Statement and the Prospectus, as of the respective dates and on the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and that the Prospectus as amended or supplemented, if applicable, on the Closing Date does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

           (xiv) the Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and has not been an "investment company" at any time since 1990.

     In rendering such opinions, Alston & Bird may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of Georgia, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's counsel) of other counsel reasonably acceptable to the Underwriter's counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriter and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xiii) above, counsel may state its opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents but is without independent check or verification except as specified.

     (g) Lee A. Harris, Senior Vice President and Secretary of the Company, shall have furnished to the Underwriter his written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

           (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

           (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

           (iii) each of the Company's Subsidiaries have been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of their respective jurisdictions of organization, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

           (iv) each of the Company's Subsidiaries has been duly qualified as foreign corporations or limited partnerships, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all of the outstanding shares of capital stock or partnership interests of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company, directly or indirectly through another Subsidiary, free and clear of any liens, encumbrances, security interests and claims;

           (v) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject which, if determined adversely to the Company or its Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

           (vi) neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, (i) their respective Articles of Incorporation or By-Laws or (ii) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except, with respect to this clause (ii), for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or, to the best of such counsel's knowledge, any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties;

           (vii) the investments of the Company described in the Prospectus are permitted investments under the Articles of Incorporation and By-laws of the Company; and

           (viii) such counsel (A) believes that (except for the historical and pro forma financial statements included therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, and
      (B) believes that (except for the historical and pro forma financial statements included therein as to which such counsel need express no belief) the Registration Statement and the Prospectus, as of the respective dates and on the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and that the Prospectus as amended or supplemented, if applicable, on the Closing Date does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering his opinion, Lee A. Harris may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of Georgia, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's counsel) of other counsel reasonably acceptable to the Underwriter's counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriter and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (viii) above, counsel may state his opinion and belief is based upon his participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents but is without independent check or verification except as specified.

     (h) on the date of execution of this Agreement and on the Closing Date, Arthur Andersen LLP shall have furnished to the Underwriter letters, dated such respective dates of delivery, in form and substance satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

     (i) the Underwriter shall have received on and as of the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Underwriter, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

     (j) on or prior to the Closing Date, the Company shall have furnished to the Underwriter such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriter shall reasonably request.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriter and to Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriter.

     7. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein; provided, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

     The Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and Sections 4(a) and 4(b), the only written information furnished by the Underwriter to the Company expressly for use in the Registration Statement and the Prospectus is (a) the information in the last paragraph on the cover page of the Prospectus specifically relating to the Securities, (b) the information regarding stabilization in the first paragraph on the inside front cover page of the Prospectus specifically relating to the Securities and (c) the information contained in the third and sixth paragraphs under the caption "Underwriting" in the prospectus supplement specifically relating to the Securities.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel retained by the Indemnified Person shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. If, pursuant to the preceding sentence, the Indemnifying Person is required to pay the fees and expenses of counsel retained by the Indemnified Person, the Indemnifying Person will not be required to retain counsel for the Indemnified Person pursuant to the first sentence of this paragraph. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriter and such control persons of Underwriter shall be designated in writing by the Underwriter and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. If at any time an Indemnified Person shall have requested in writing an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the fourth sentence of this paragraph, the Indemnifying Person agrees that if the Indemnified Person has not been reimbursed for such fees and expenses within 30 days of such request (the "measurement date"), the Indemnifying Person will pay interest on the amounts due from the measurement date to the date of actual payment at a per annum rate equal to the sum of the prime rate then in effect as announced by Morgan Guaranty Trust Company of New York plus 2.0%. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deduct-ing expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriter bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriter was treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in Schedule II hereto, and not joint.

     The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

     The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriter, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there shall have occurred, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, properties, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (iii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iv) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; (v) there has occurred any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and which, in the judgment of the Underwriter, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     9. If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriter's obligations cannot be fulfilled, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering of Securities.

     10. This Agreement shall inure to the benefit of and be legally binding upon the Company, the Underwriter, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     11. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be given to the Underwriter, Alex. Brown & Sons Incorporated, at 135 East Baltimore Street, Baltimore, Maryland 21202, facsimile number: (410) 783-3033, Attention:
Syndicate Department. Notices to the Company shall be given to it at 200 Galleria Parkway, Suite 1400, Atlanta, Georgia 30339, facsimile number 770-988-8773, Attention: Lee A. Harris, Senior Vice President and Secretary.

     12. Miscellaneous. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                 Very truly yours,

                                 IRT PROPERTY COMPANY

                                 By: /s/ Donald W. MacLeod
                                    -----------------------
                                    Name: Donald W. MacLeod
                                    Title: Chairman and Chief Executive Officer

Accepted: March 21, 1996

ALEX. BROWN & SONS INCORPORATED

By: /s/ David G. Bannister
    ----------------------
Name: David G. Bannister
Title: Managing Director

                                                                      SCHEDULE I


     Underwriter:                        Alex. Brown & Sons Incorporated

     Underwriting Agreement dated:       March 21, 1996

     Registration Statement No.:         33-63523

     Title of Securities:                7.45% Notes due 2001

     Aggregate principal amount:         $50,000,000

     Price to Public:                    99.833 % of the principal amount of the
                                         Securities, plus accrued interest, if
                                         any, from the Closing Date

     Underwriting Discount:              0.600%

     Purchase Price to Underwriter:      99.233% of the principal amount of the
                                         Securities

     Indenture:                          Indenture dated as of November 9, 1995,
                                         as amended by the Supplemental
                                         Indenture No. 1 dated as of
                                         March 26, 1996, between IRT Property
                                         Company and SunTrust Bank, Atlanta

     Maturity:                           April 1, 2001

     Interest Rate:                      7.45%

     Interest Payment Dates:             April 1 and October 1, commencing
                                         October 1, 1996

     Optional Redemption Provisions:     None

     Sinking Fund Provisions:            None

     Closing Date and Time of Delivery:  March 26, 1996, 10:00 a.m.

     Closing Location:                   Skadden, Arps, Slate, Meagher &
                                         Flom 919 Third Avenue New York, NY
                                         10022

                                                              SCHEDULE II

                                         Percentage
     Subsidiary Name                     Owned
     ---------------                     ----------

     IRT Management Company              100%
     (a Georgia corporation)

     VW Mall, Inc.                       100%
     (a Georgia corporation)